UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2018

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2018, DaVita Inc., a Delaware corporation (“DaVita”), entered into a Second Amendment (the “Second Amendment”) to that certain Equity Purchase Agreement, dated as of December 5, 2017, as amended by that certain First Amendment, dated as of September 20, 2018 (as may be amended from time to time, the “Purchase Agreement”), by and among DaVita, Collaborative Care Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Optum, Inc. (“Buyer”), and, solely with respect to Section 9.3 and Section 9.18 thereto, UnitedHealth Group Incorporated, a Delaware corporation. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire from DaVita all of the issued and outstanding equity interests of DaVita Medical Holdings, LLC, which together with its direct and indirect subsidiaries and certain affiliates constitutes the DaVita Medical Group (“DMG”) division of DaVita (the “Proposed Transaction”).

On November 28, 2018, the California Department of Managed Health Care announced its approval of the Proposed Transaction. Approval by the Federal Trade Commission in conjunction with the parties’ Hart Scott Rodino filings (“FTC Approval”) is the final remaining regulatory approval necessary to close the Proposed Transaction.

As a result of underlying business performance and in an effort to expedite the process to obtain FTC Approval of the Proposed Transaction, the parties agreed to amend the Purchase Agreement. The Second Amendment provides that: (i) the purchase price to be paid to DaVita in connection with the Proposed Transaction has been reduced from $4,900,000,000 to $4,340,000,000 (subject to certain adjustments set forth in the Purchase Agreement); (ii) the “Threshold” in Section 7.2(b)(i) of the Purchase Agreement has been reduced from $73,500,000 to $65,100,000, and DaVita’s aggregate liability for losses arising out of or resulting from claims under Sections 7.2(a)(i), 7.2(a)(iii), and 7.2(a)(v) of the Purchase Agreement has been reduced from $367,500,000 to $325,500,000; and (iii) Section 6.3 of the Purchase Agreement has been amended to provide that with respect to a Seller Material Adverse Effect related to the financial condition or results of operations of the Acquired Companies and Related Consolidated Entities, taken as a whole, the measurement date will be from the date of the Second Amendment and not from December 5, 2017.

The parties are working together to close the Proposed Transaction as expeditiously as possible and expect to close in the first quarter of 2019. The foregoing description is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement (including the amendments thereto).

The material terms of the Purchase Agreement (including the amendments thereto) are set forth in this Current Report on Form 8-K and the Current Reports on Form 8-K filed by the Company on December 6, 2017 and September 24, 2018.

Item 2.06.	Material Impairments.

As a result of entering into the Second Amendment, as described in Item 1.01 above, DaVita expects to record a charge in the fourth quarter of 2018 of approximately $200,000,000 to $250,000,000. DaVita will continue to assess the carrying value of its held for sale assets until the Proposed Transaction closes.

Forward-Looking Statements

This Current Report on Form 8-K, including without limitation the disclosures under Items 1.01 and 2.06, contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. DaVita intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future, including statements about the anticipated timing of, and satisfaction of conditions to, the closing of the Proposed Transaction and the parties efforts to consummate the Proposed Transaction. These statements can sometimes be identified by the use of forward-looking words such as

“may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause DaVita’s actual plans and results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to the risks and uncertainties associated with the timing, conditions and receipt of regulatory approvals and satisfaction of other closing conditions; continued disruption in connection with the Proposed Transaction making it more difficult to maintain business and operational relationships; our ability to complete this disposition on the terms set forth in the Purchase Agreement or at all; uncertainties related to our liquidity following the close of the Proposed Transaction and our planned subsequent entry into new external financing arrangements, which may be less than we anticipate; uncertainties related to our use of the proceeds from the Proposed Transaction and other available funds, including external financing and cash flow from operations, which may be used in ways that may not improve our results of operations or enhance the value of our common stock; risks related to certain contractual restrictions on the conduct of DMG’s business while the Proposed Transaction is pending; risks that DaVita may recognize additional valuation adjustments or goodwill impairments related to DMG; and the risk factors set forth in DaVita’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2018, and subsequent reports filed with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. DaVita bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Equity Purchase Agreement by and between DaVita, Inc., a Delaware corporation, and Collaborative Care Holdings, LLC, a Delaware limited liability company, dated as of December 11, 2018, amending that certain Equity Purchase Agreement, dated as of December 5, 2017, by and among DaVita, Inc., Collaborative Care Holdings, LLC, and, solely with respect to Section 9.3 and Section 9.18 thereto, UnitedHealth Group Incorporated (as previously amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

By:	/s/ Kathleen A. Waters
Name:	Kathleen A. Waters
Title:	Chief Legal Officer

Date: December 17, 2018